Other Accounts Payable (Details) - USD ($) $ in Thousands		Dec. 31, 2019	Dec. 31, 2018
Other Accounts Payable [Abstract]
Employees and payroll accruals		$ 68	$ 484
Accrued vacation		40	52
Provisions due to litigations and claims	[1]		250
Other payables			58
Other accounts payable		$ 108	$ 844

[1]	All litigations and claims were attributed only to THR and were settled or terminated prior to or following THR's Dissolution (see Note 4). As of December 31, 2019, there are no pending litigations or claims against the Company, which according to the best knowledge and estimations of the Company's management, require a provision as such.